Exhibit 10.11.1

AMENDMENT NO. 1

TO

GRAFTECH INTERNATIONAL LTD. 2005 EQUITY INCENTIVE PLAN

WHEREAS, the GrafTech International Ltd. 2005 Equity Incentive Plan (the “Plan”) was adopted, effective May 25, 2005; and

WHEREAS, GrafTech International Ltd. wishes to amend the Plan to ensure administrative practices that comply with Section 409A of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder;

NOW, THEREFORE, the Plan is hereby amended, effective May 25, 2005, as follows:

1. Section 6.6 of the Plan is amended by adding the following sentence at the end thereof:

“Any dividends provided pursuant to this Section 6.6 shall be made in a manner and subject to terms and conditions so as to comply with Section 409A.”

2. Section 7.6 of the Plan is amended by adding the following sentence at the end thereof:

“Any dividends provided pursuant to this Section 7.6 shall be made in a manner and subject to terms and conditions so as to comply with Section 409A.”

3. Section 16.15 of the Plan is amended by adding the following sentence at the end thereof:

“This Plan is intended to comply with Section 409A and any ambiguities should be interpreted in such a way as to comply with Section 409A.”

Approved on behalf of GRAFTECH INTERNATIONAL LTD. and its Subsidiaries

By:
Name:
Title:
Date: